Exhibit 10.2

INDEMNITY LETTER AGREEMENT

THIS INDEMNITY LETTER AGREEMENT (this “Agreement”) is made and entered into as of December 5, 2024 by and among Webull Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), Auxo Capital Managers LLC, a Delaware limited liability company (“Sponsor”) and certain shareholders of SPAC set forth on Schedule A hereto (together with the Sponsor, collectively, the “SPAC Insiders” and each, a “SPAC Insider”).

WHEREAS, the SPAC Insiders are considered “Selling Shareholders” under the Registration Statement (as defined below) and are each deemed to be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act (as defined below).

WHEREAS, in connection with the contemplated participation by the SPAC Insiders in a proposed business combination (the “Proposed Transaction”) by and among the Company, SK Growth Opportunities Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “SPAC”), Feather Sound I Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company (“Merger Sub I”) and Feather Sound II Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Company(“Merger Sub II”) and the filing of the Registration Statement by the Company, the Company and the SPAC Insiders desire to enter into this Agreement on the date hereof to grant certain indemnification rights to each other pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the SPAC Insiders agree as follows:

1. Definitions.

(a) “Business Combination Agreement” shall mean that certain agreement entered into by and among the Company, Merger Sub I, Merger Sub II and SPAC originally dated as of February 27, 2024, as amended from time to time.

(b) “Prospectus” shall mean the prospectus included in the Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments to such prospectus.

(c) “Registration Statement” shall mean a registration statement on Form F-4 that is filed with the United States Securities and Exchange Commission initially on December 5, 2024 in connection with the Proposed Transaction, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to such registration statement.

(d) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(e) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2. Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each SPAC Insider, its officers, directors and employees and each person who controls such SPAC Insider (if applicable) within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against all losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation any reasonable and documented legal or other expenses incurred in connection with defending or investigating any such action or claim) resulting from or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or preliminary Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed or is required to file pursuant to Rule 433(d) under the Securities Act, any written communication (within the meaning of Rule 405 under the Securities Act) with investors, or any amendment of or supplement to any of the foregoing, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such SPAC Insider expressly for use therein or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction of the Company in connection therewith.

(b) In connection with the Registration Statement in which a SPAC Insider is participating, such SPAC Insider shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement, Prospectus or preliminary Prospectus (the “SPAC Insider Information”) and shall indemnify and hold harmless the Company, its directors, officers, employees and agents and each person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Company within the meaning of Rule 405 under the Securities Act against all losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, as such fees and expenses are incurred) resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed or is required to file pursuant to Rule 433(d) under the Securities Act, any written communication (within the meaning of Rule 405 under the Securities Act) with investor, or any amendment of or supplement to any of the foregoing, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission of a material fact are made in reliance upon any information or affidavit so furnished in writing by such SPAC Insider expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such SPAC Insiders, and the liability of each such SPAC Insider shall be in proportion to and limited to the net proceeds received by such SPAC Insider pursuant to such Registration Statement.

(c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each SPAC Insider participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such SPAC Insider’s indemnification is unavailable for any reason.

(e) If the indemnification provided under Section 2 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any SPAC Insider under this Section 2(e) shall be limited to the amount of the net proceeds received by such SPAC Insider in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 2(a), 2(b) and 2(c) above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 2(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 2(e) from any person who was not guilty of such fraudulent misrepresentation.

3. Assignment. Neither this Agreement nor the rights, duties and obligations contained herein may be assigned or delegated in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party.

4. Choice of Law. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

5. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be deemed to be and constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic means, including DocuSign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement, and such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

company:

Webull Corporation

By:	/s/ Anquan Wang
	Name:	Anquan Wang
	Title:	Director

[Signature Page to Indemnity Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

SPONSOR/SPAC Insider:

Auxo Capital Managers LLC

By:	/s/ Richard Chin
	Name:	Richard Chin
	Title:	Manager

By:	/s/ Derek Jensen
	Name:	Derek Jensen
	Title:	Manager

SPAC INSIDER:

richard chin

By:	/s/ Richard Chin
	Name:	Richard Chin
	Title:	Manager

SPAC INSIDER:

DEREK JENSEN

By:	/s/ Derek Jensen
	Name:	Derek Jensen
	Title:	Manager

[Signature Page to Indemnity Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

SPAC INSIDER:

john boehner

By:	/s/ John Boehner
	Name:	John Boehner
	Title:	Director

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

SPAC INSIDER:

martin payne

By:	/s/ Marin Payne
	Name:	Marin Payne
	Title:	Director

[Signature Page to Indemnity Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date hereof.

SPAC INSIDER:

michael noonen

By:	/s/ Michael Noonen
	Name:	Michael Noonen
	Title:	Director

[Signature Page to Indemnity Letter Agreement]

SCHEDULE A

SPAC INSIDERS